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                                                               Exhibit (10)-(59)
                              EIGHTH AMENDMENT TO
                         PBGC-LTV SETTLEMENT AGREEMENT


         This Eighth Amendment to the PBGC-LTV Settlement Agreement (this "Amendment") is made as of December 12, 1995, by and among PBGC, LTV and each other member of the LTV Controlled Group (as defined in the Settlement Agreement), including, without limitation, LTV Steel Company, Inc., a corporation organized under the laws of New Jersey ("LTV Steel"). Capitalized terms used without definition herein shall have the same meanings as set forth in the Settlement Agreement.

                                    RECITALS

         WHEREAS, on June 28, 1993, the PBGC, LTV, and each other member of the Initial LTV Group entered into the Settlement Agreement as amended to the date hereof (the "Settlement Agreement");

         WHEREAS, Section 7.7(b)(ii) of the Settlement Agreement requires payment of Benefit Increase Amortization Amounts in the event of an amendment creating unfunded past service liabilities under a Restored Plan;

         WHEREAS, Section 5.8 of the Settlement Agreement, added by the First Amendment to the Settlement Agreement and as thereafter amended, provides for the making, treatment and application of Advance Contributions;

         WHEREAS, the Retirement Protection Act, enacted as part of P.L. 103-465, amended ERISA to establish new funding and other requirements, some of which are applicable to plans maintained by LTV;





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         WHEREAS, LTV has determined and communicated to PBGC that it wishes to make certain amendments to two of the Restored Plans in response to the applicability of the Retirement Protection Act;

         WHEREAS, LTV desires the ability to apply Advance Contributions to the Benefit Increase Amortization Amount payments resulting from such amendments to such Restored Plans;

         WHEREAS, the Settlement Agreement authorizes the amendment of that Agreement pursuant to an agreement entered into by the PBGC and LTV evidenced by written instrument signed by their authorized representatives; and

         WHEREAS, subject to the terms and conditions contained herein, the PBGC consents and is willing to agree to such amendments to the Settlement Agreement as provided below;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.     AMENDMENT OF SETTLEMENT AGREEMENT
               ---------------------------------

         Section 5.8(b) is amended in its entirety  to read as follows:

                 (b) LTV shall have the right to apply any amounts in the Advance Contribution Credit Account toward (i) the full or partial payment of any Annual Fixed Contribution required under Section 5.4, (ii) any variable annual contribution required under Section 5.5(a), (iii) any contribution required by the last sentence of the first paragraph of Section 5.2(b); PROVIDED, HOWEVER, that no amounts in the Advance Contribution Credit Account may be applied to the Annual Fixed Contribution for 1994, including all Fixed Periodic Contributions relating thereto, nor to the variable annual contribution due March 31, 1994 relating to Available Cash Flow for the portion of Fiscal Year 1993 following the last day of the calendar month immediately preceding the Effective Date as set forth in the first sentence of Section 5.5(a), or) (iv) the full or partial payment of any Benefit Increase Amortization Amount resulting from the adoption of Amendment No. 1 to the LTV Steel (J&L) Hourly Pension Plan or Amendment No. 1 to the LTV Steel (Republic) Hourly Pension Plan. Immediately upon the exercise of such right, LTV shall (i) notify the PBGC of the application of amounts in the Advance Contribution Credit Account, together with a summary, in reasonable detail, of the amount of such application and the type, amount and date of the contribution to which such application relates, and (ii) reduce the amount in the Advance Contribution Credit Account by the amount so applied.





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SECTION 2.    SATISFACTION OF SECURITY REQUIREMENT
              ------------------------------------

    The requirement of Section 12.3(g)(ii) of the Settlement Agreement shall be deemed to be satisfied on the condition that LTV shall retain in the Advance Contribution Credit Account an amount equal to the portion of the Benefit Increase Amortization Amounts described in Section 1 hereof which has not been paid. Such retained amount shall be reduced only as amounts in the Advance Contribution Credit Account, or cash contributions, are applied to the payment of such Benefit Increase Amortization Amounts, and shall not be available for any other purpose.

SECTION 3.    EFFECTIVENESS AND MISCELLANEOUS PROVISIONS
              ------------------------------------------

     A. EFFECTIVENESS. This Amendment shall become effective as of the effective date of the plan amendments referred to in Section 1 hereof (the "Eighth Amendment Effective Date") when it, or a counterpart thereof, is executed by a duly authorized officer of each of the PBGC and LTV and LTV Steel.

    B.  REFERENCE TO AND EFFECT ON THE SETTLEMENT AGREEMENT.
    (i) On and after the Eighth Amendment Effective Date, each reference in the Settlement Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Settlement Agreement shall mean and be a reference to the Settlement Agreement as amended by this Amendment.

    (ii) Except as specifically amended by this Amendment, the Settlement Agreement shall remain in full force and effect.

    C. APPLICABLE LAW. This Amendment shall be interpreted in accordance with and governed by the law of the State of New York, except to the extent preempted by federal law.





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    D.  COUNTERPARTS.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

    IN WITNESS WHEREOF, the parties to this Amendment have caused this Eighth Amendment to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first written above.

                                        PENSION BENEFIT GUARANTY
                                          CORPORATION


                                        By:     /s/ Ellen A. Hennessy
                                           ---------------------------------
                                                Deputy Executive Director
                                        Title:  and Chief Negotiator
                                              ------------------------------
                                        Date:   December 12, 1995
                                             -------------------------------

                                        THE LTV CORPORATION, on behalf of
                                        itself and the other members of the LTV
                                        Controlled Group

                                        By:     /s/ A. W. Huge
                                           ---------------------------------
                                                Senior Vice President and
                                        Title:  Chief Financial Officer
                                              ------------------------------
                                        Date:   December 8, 1995
                                             -------------------------------


                                        LTV STEEL COMPANY, INC.

                                        By:     /s/ A. W. Huge
                                           ---------------------------------
                                                Senior Vice President and
                                        Title:  Chief Financial Officer
                                              ------------------------------
                                        Date:   December 8, 1995
                                             -------------------------------





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